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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2025

Commission File Number: 000-20333

NOCOPI TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

maryland	87-0406496
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

480 Shoemaker Road, Suite 104, King of Prussia, PA 19406

(Address of principal executive offices)(Zip Code)

(610) 834-9600

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

Appointment of Director

On December 15, 2025, the Board of Directors (the “Board”) of Nocopi Technologies, Inc. (the “Company”) appointed Eric Sites as a Class I Director to fill an existing vacancy on the Board. Mr. Sites shall serve as a Director until the 2028 annual meeting of shareholders of the Company and until his successor shall have been elected and qualified, subject to his earlier death, resignation, retirement, disqualification or removal.

Mr. Sites is a Vice President at Horizon Kinetics Holding Corp. Mr. Sites joined Horizon Kinetics in 2004 and is a Portfolio Manager and Research Analyst for the firm. Mr. Sites previously served as a Director for Canadian Securities Exchange, Bermuda Stock Exchange, Consensus Mining and Seigniorage Company, and Renn Fund. He is currently a Director of IL&FS Securities Services Ltd (ISSL) of India. Mr. Sites received a BA from Southern Illinois University in 2000 and an MA from Columbia University, Teachers College in 2002.

There are no arrangements or understandings between Mr. Sites and any other person pursuant to which Mr. Sites was appointed as a director of the Company. There are no family relationships between Mr. Sites and any other director of officer of the Company. The Board determined that Mr. Sites qualifies as “independent” under the applicable New York Stock Exchange and Nasdaq Stock Market rules and regulations.

Since the beginning of Company’s last fiscal year, the Company has not engaged in any transaction, or any currently proposed transaction, in which Mr. Sites had or will have a direct or indirect material interest that would require disclosure pursuant to Item 404(a) of Regulation S-K promulgated by the SEC.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOCOPI TECHNOLOGIES, INC.

Dated: December 18, 2025	By:	/s/ Matthew C. Winger
Matthew C. Winger
Chief Executive Officer